UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): August 14, 2009

TECHPRECISION CORPORATION
(Exact name of registrant as specified in charter)

Delaware	0-51378	51-0539828
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1 Bella Drive
Westminster, MA  01473
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (978) 874-0591

Copies to:
William A. Scari, Jr.
Pepper Hamilton LLP
400 Berwyn Park
899 Cassatt Road
Berwyn, PA 19312-1183
Phone: (610) 640-7800
Fax: (610) 640-7835

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

        On August 14, 2009, Techprecision Corporation (the “Company”) entered into a warrant exchange agreement (the “Agreement”) with Barron Partners LP, a Delaware limited partnership (“Barron”) and Greenbridge Capital Partners IV, LLC, a Delaware limited liability company (“Greenbridge”).  Prior to the consummation of the transactions contemplated by the Agreement, Barron and Greenbridge were the holders of record of warrants to purchase 3,371,064 shares and 5,948,936 shares, respectively, of the Company’s common stock, par value $0.0001 per share (the “Common Stock”).  Pursuant to the Agreement, Barron and Greenbridge agreed to surrender their warrants to the Company in consideration for the issuance of 1,300,490 shares and 2,294,982 shares, respectively, of the Company’s Series A Convertible Preferred Stock, par value $0.0001 per share (the “Preferred Stock”).  The Preferred Stock issued to Barron and Greenbridge pursuant to the Agreement is initially convertible into an aggregate of 4,700,000 shares of Common Stock in accordance with the terms of the Company’s Certificate of Designation of Series A Convertible Preferred Stock, as amended from time to time.

        The Agreement contains customary representations, warranties and covenants, including customary restrictions on transferability.  In addition to such customary restrictions, and subject to any additional limitations imposed by any applicable state or federal securities law, each of Baron and Greenbridge further agreed that neither party will sell, in the aggregate, more than 25% of such party’s aggregate holdings of the Company’s equity securities during any fiscal quarter of the Company, which agreement shall expire as of August 15, 2010.

        A copy of the Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement.

Item 8.01	Other Information.

        The Company issued a press release on August 20, 2009 announcing the execution of the Agreement and describing the Agreement’s effect on the Company’s capital structure.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporate herein by reference.

Item 9.01	Financial Statements and Exhibits.

 (d) Exhibits.

Exhibit Number	Exhibit Title

10.1	Warrant Exchange Agreement, dated August 14, 2009, by and among Techprecision Corporation, Barron Partners LP, and GreenBridge Capital Partners IV, LLC.
99.1	Press Release, dated August 20, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECHPRECISION CORPORATION

Date: August 20, 2009	By:	/s/ Richard F. Fitzgerald
Name: Richard F. Fitzgerald
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Title

10.1	Warrant Exchange Agreement, dated August 14, 2009, by and among Techprecision Corporation, Barron Partners LP, and GreenBridge Capital Partners IV, LLC.
99.1	Press Release, dated August 20, 2009.